EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 17, 2006 in the Registration Statement (Form F-1) and related Prospectus of Ultrapetrol (Bahamas) Limited dated March 29, 2006.


                               /s/ Pistrelli, Henry Martin y Asociados S.R.L., a member of Ernst & Young Global
                                    Buenos Aires, Argentina



                                    March 29, 2006